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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06567
Invesco Van Kampen Municipal Opportunity Trust

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders	October 31, 2010

Invesco Van Kampen Municipal
Opportunity Trust
NYSE: VMO

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
17	Financial Statements
21	Financial Highlights
21	Notes to Financial Statements
28	Auditor’s Report
29	Approval of Investment Advisory and Sub-Advisory Agreements
31	Tax Information
32	Results of Proxy
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, Van Kampen Municipal Opportunity Trust was renamed Invesco Van Kampen Municipal Opportunity Trust.
      The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. Main contributors to return on an NAV basis included our exposure to the long-end of the yield curve, our allocation to BBB-rated and non-rated bonds and our exposure to health care bonds.

Performance
Total returns, 10/31/09 to 10/31/10

Trust at NAV	14.66%

Trust at Market Value	18.32

Market Price Premium to NAV as of 10/31/10	4.69

Barclays Capital Municipal Bond Index▼	7.78

▼Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
      Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We seek to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of investment grade municipal securities.
     We seek to achieve the Trust’s investment objective by investing primarily in municipal securities that are rated BBB or higher by Standard & Poor’s (S&P) or Baa or higher by Moody’s at the time of purchase. Municipal securities include long-term obligations (“municipal bonds”), short-term municipal notes, participation certificates, municipal leases and tax-exempt commercial paper. The Trust may also invest in securities rated BB/Ba or B by S&P, Moody’s or Fitch as well as unrated securities that we determine to be of comparable or higher quality. From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.
     We employ a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	91.6%

General Obligation Bonds	4.1

Pre-refunded Bonds	3.0

Cash/Other	1.3

Top Five Sectors
Based on total net assets applicable to common shares

1.	Hospital	31.1%

2.	Airports	20.8

3.	General Purpose	13.0

4.	Wholesale Electric	11.7

5.	Utilities	10.6

Total Net Assets	$467.7 million

Total Number of Holdings	357
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

leverage in an effort to enhance the Trust’s income and total return.
Sell decisions are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust
Market conditions during the 12-month period covered in this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and across the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment and export weakness continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 2.5% in the third quarter of 2010.1 In the second quarter, real GDP increased at an annual rate 1.7% .1 The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was

2	Invesco Van Kampen Municipal Opportunity Trust

widely expected that the Fed would continue to keep rates low for an extended period.
     Municipal fund flows have remained elevated after a strong 2009, providing a positive catalyst for both the net asset values and market prices of closed-end municipal funds. In addition, year-to-date municipal issuance during the reporting period was about 2% ahead of last year’s pace, at $339.7 billion versus $333.0 billion.3 However, approximately 30% of the supply since the beginning of the year was in the form of taxable municipals, which further supported tax-exempt municipal bond prices by decreasing their relative supply.3
     Sector performance was driven by quality spread tightening, largely a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed and benefited Trust performance as we held some exposure to these market segments.
     In terms of the yield curve positioning, the Trust’s exposure to the long portion of the curve (20+ years) contributed to returns. The Trust’s long duration profile was also a contributor as yields declined during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments which have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means by which to manage duration, yield curve exposure, credit exposure, and can potentially enhance yield.
     At a sector level, our exposure to health care and airport bonds contributed to performance for the reporting period. Our underweight exposure to state and local general obligation bonds was a detractor.
     We employ leverage in an effort to enhance the Trust’s income and total return. Leverage simply magnifies the performance of the Trust, either up or down, and can be implemented in several ways. The Trust achieves a leveraged position through both borrowings and the use of financial instruments, which include auction preferred shares. During the reporting period, the Trust benefited from the use of leverage.
     As stated earlier, the Trust trades at a market price and also has a NAV. For most of the reporting period the Trust traded at a premium to its underlying NAV. The premium narrowed for a short period of time in May but has since widened. The premium remained fairly stable, which corresponded with the market rally that began in late June, and reached its peak in August. The Trust traded at a premium at the close of the reporting period.
     After the close of the Trust’s fiscal year, market volatility increased significantly across the municipal asset class. Since the November elections, there are expectations that the Bush federal income tax cuts will be extended, which may diminish investor appetite for tax-free bonds. Additionally, market volatility was amplified as U.S. Treasury yields increased while states and municipalities flooded the market with new issues, including large issuance from the state of California.
     Thank you for investing in Invesco Van Kampen Municipal Opportunity Trust and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Municipal Opportunity Trust. Mr. Byron joined Invesco in June 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment capacity from 1981 to June 2010 and began managing the Trust in 2009. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Municipal Opportunity Trust. Mr. Stryker joined Invesco in June 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment capacity from 1994 to June 2010 and began managing the Trust in 2009. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Municipal Opportunity Trust. Mr. Wimmel joined Invesco in June 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment capacity from 1996 to June 2010 and began managing the Trust in 2001. He earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

3	Invesco Van Kampen Municipal Opportunity Trust

Invesco Van Kampen Municipal Opportunity Trust’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Trust
■	The prices of securities held by the Trust may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED	|	MAY LOSE VALUE	|	NO BANK GUARANTEE	NYSE Symbol	VMO
4	Invesco Van Kampen Municipal Opportunity Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by a Trust, there is no fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. If your Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if your Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
      Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 per share fee and applicable per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com.

5	Invesco Van Kampen Municipal Opportunity Trust

Schedule of Investments

October 31, 2010

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Municipal Bonds–166.1%
Alabama–1.4%
Bessemer, AL Governmental Util Svc Corp Wtr Supply Rev Rfdg, Ser A (AGL Insd)(a)	5.000%	06/01/39	$1,975	$2,047,325

Healthcare Auth for Baptist Hlth AL, Ser A(b)	6.125%	11/15/36	1,250	1,308,425

Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500%	01/01/43	1,600	1,282,528

Selma, AL Indl Dev Brd Rev Gulf Opportunity Zone Intl Paper Co Proj, Ser A	6.250%	11/01/33	1,825	1,961,674

				6,599,952

Alaska–0.5%
Northern Tob Sec Corp AK Tob Settlement Rev Asset Bkd, Ser A	5.000%	06/01/46	3,000	2,108,490

Arizona–4.6%
Arizona Cap Fac Fin Corp Student Hsg Rev AZ St Univ Proj	6.250%	09/01/32	1,425	1,424,857

Arizona St Trans Brd Hwy Rev, Ser B(a)	5.000%	07/01/25	1,575	1,767,008

Arizona St Trans Brd Hwy Rev, Ser B(a)	5.000%	07/01/26	2,365	2,637,992

Glendale, AZ Indl Dev Auth Midwestern Univ	5.000%	05/15/35	500	512,190

Glendale, AZ Indl Dev Auth Midwestern Univ	5.125%	05/15/40	1,000	1,028,490

Goodyear, AZ McDowell Rd Coml Corridor Impt Dist Impt (AMBAC Insd)	5.250%	01/01/32	1,775	1,802,424

Maricopa Cnty, AZ Indl Dev Auth Hlth Fac Rev Catholic Hlthcare West, Ser C(b)	5.000%	07/01/38	2,050	2,239,235

Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev Rfdg AZ Pub Svc Co, Ser B(b)	5.500%	05/01/29	1,125	1,168,414

Maricopa Cnty, AZ Stad Dist Rfdg (AMBAC Insd)	5.375%	06/01/19	1,500	1,577,760

Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser C(b)	5.500%	06/01/34	575	623,346

Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser E(b)	5.750%	06/01/34	675	731,255

Phoenix, AZ Indl Dev Auth Ed Rev Career Success Sch Proj	7.000%	01/01/39	595	636,001

Phoenix, AZ Indl Dev Auth Ed Rev Career Success Sch Proj	7.125%	01/01/45	570	610,225

Pima Cnty, AZ Indl Dev Auth Global Wtr Resh LLC Proj (AMT)	6.550%	12/01/37	2,100	2,116,254

Salt Riv Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A(a)	5.000%	01/01/28	1,930	2,123,328

University of AZ Med Ctr Corp	5.000%	07/01/35	705	690,273

				21,689,052

California–14.4%
Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impt Proj, Ser C (AGM Insd)	*	09/01/20	2,630	1,666,263

Bay Area Govt Assn CA Rev Tax Alloc CA Redev Pool, Ser A (Syncora Gtd)	5.250%	09/01/29	2,400	2,273,400

Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F-1(a)	5.000%	04/01/39	4,000	4,185,240

Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/28	750	320,280

California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000%	07/01/34	1,000	1,099,120

California Hsg Fin Agy Rev Home Mtg, Ser G (AMT)	4.950%	08/01/23	4,200	4,045,776

California Hsg Fin Agy Rev Home Mtg, Ser G (AMT)	5.050%	02/01/29	2,800	2,683,744

California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.300%	08/01/23	2,900	2,916,095

California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.450%	08/01/28	3,400	3,312,178

California Pollutn Ctl Fin Auth Solid Waste Disp Rev Waste Mgmt Inc Proj, Ser B (AMT)	5.000%	07/01/27	2,000	2,035,040

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/24	725	809,550

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/25	900	1,002,267

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/26	900	996,534

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/27	525	577,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

California–(continued)

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/28	$900	$986,436

California St Econ Recovery Rfdg, Ser A	5.250%	07/01/21	1,800	2,089,260

California St Pub Wk Brd Lease Rev Dept Mental Hlth Coalinga, Ser A	5.000%	06/01/25	2,000	2,008,060

California St Var Purp	5.750%	04/01/31	1,150	1,254,431

California Statewide Cmnty Dev Auth Rev Hlth Fac Adventist Hlth, Ser A	5.000%	03/01/30	5,000	5,011,250

California Statewide Cmnty Dev Auth Rev Kaiser Permanente, Ser A	5.000%	04/01/19	1,250	1,394,887

Daly City, CA Hsg Dev Fin Agy Mobile Home Pk Rev Rfdg Third Tier Franciscan, Ser C	6.500%	12/15/47	410	372,493

Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/25	5,000	2,017,350

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500%	06/01/27	770	698,583

Golden St Tob Sec Corp CA Tob Settlement, Ser A-1	5.750%	06/01/47	4,160	3,327,376

Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B(c)	5.500%	03/01/18	145	138,376

Palomar Pomerado Hlthcare Dist CA Ctf Partn	6.750%	11/01/39	1,050	1,159,494

Sacramento Cnty Calif Arpt Sys Rev Sr	5.000%	07/01/40	2,100	2,148,384

San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rfdg, Ser A-4 (AMT)(b)	6.500%	05/01/19	1,150	1,241,195

Tobacco Sec Auth Northn CA Tob Settlement Rev Asset Bkd, Ser A-1	5.375%	06/01/38	2,400	2,012,760

Tobacco Sec Auth Northn CA Tob Settlement Rev Asset Bkd, Ser A-1	5.500%	06/01/45	675	508,397

Tobacco Sec Auth Southn CA Tob Settlement, Ser A-1	5.000%	06/01/37	3,000	2,383,050

Tobacco Sec Auth Southn CA Tob Settlement, Ser A-1	5.125%	06/01/46	10,000	7,053,900

Turlock, CA Hlth Fac Rev Ctf Partn Emanuel Med Ctr Inc	5.375%	10/15/34	1,600	1,550,736

Vernon, CA Elec Sys Rev, Ser A	5.125%	08/01/21	2,000	2,108,140

				67,388,033

Colorado–3.5%
Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.250%	07/01/27	500	460,780

Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.300%	07/01/37	375	306,142

Colorado Hlth Fac Auth Rev Catholic Hlth, Ser C-5 (AGM Insd)(a)	5.000%	09/01/36	4,475	4,606,118

Colorado Hlth Fac Auth Rev Evangelical Lutheran	5.000%	06/01/35	3,700	3,663,666

Colorado Hlth Fac Auth Rev Hosp Portercare Adventist Hlth (Prerefunded @ 11/15/11)	6.500%	11/15/31	1,000	1,073,030

Colorado Hsg Fin Auth Multi-Family Hsg Ins Mtg, Ser B-2 (FHA Gtd) (AMT)	5.800%	10/01/28	645	645,555

Highlands Ranch Metro Dist No 2 CO (AGM Insd)(d)	6.500%	06/15/11	530	550,824

Highlands Ranch Metro Dist No 2 CO (AGM Insd)	6.500%	06/15/11	470	488,165

Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg	5.900%	10/01/37	910	803,312

Regional Trans Dist CO Denver Trans Partners	6.000%	01/15/34	1,050	1,114,145

Regional Trans Dist CO Denver Trans Partners	6.500%	01/15/30	1,300	1,438,957

Salida, CO Hosp Dist Rev	5.250%	10/01/36	1,499	1,308,597

				16,459,291

Connecticut–1.6%
Connecticut St Spl Oblig Pkg Rev Bradley Intl Arpt, Ser A (ACA Insd) (AMT)	6.600%	07/01/24	6,500	6,321,640

Hamden, CT Fac EFPRBS Rev Whitney Ctr Proj, Ser B	6.125%	01/01/14	1,350	1,366,821

				7,688,461

District of Columbia–4.7%
District of Columbia Hosp Rev Sibley Mem Hosp	6.375%	10/01/34	2,215	2,415,302

District of Columbia Hosp Rev Sibley Mem Hosp	6.500%	10/01/29	700	779,065

District of Columbia Rev Gonzaga College (AGM Insd)	5.250%	07/01/32	2,500	2,545,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

District of Columbia–(continued)

District of Columbia Wtr & Swr Auth Pub Util Rev Rfdg Sub Lien, Ser A (AGL Insd)(a)	5.000%	10/01/29	$700	$746,858

District of Columbia Wtr & Swr Auth Pub Util Rev Rfdg Sub Lien, Ser A (AGL Insd)(a)	5.000%	10/01/34	1,425	1,491,818

District of Columbia Wtr & Swr Auth Pub Util Rev Sub Lien, Ser A (AGM Insd)	5.500%	10/01/41	8,000	8,551,920

Metropolitan Washington DC Arpt Auth Sys, Ser A (NATL Insd) (AMT)	5.250%	10/01/32	5,350	5,410,615

				21,941,403

Florida–12.2%
Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875%	11/15/36	1,000	897,260

Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875%	11/15/42	500	440,240

Beacon Lakes, FL Cmnty Dev FL Spl Assmt, Ser A	6.000%	05/01/38	335	303,771

Beacon Lakes, FL Cmnty Dev FL Spl Assmt Sub, Ser B	6.200%	05/01/38	250	224,340

Brevard Cnty, FL Hlth Fac Auth Residential Care Fac Rev Buena Vida Estates Inc	6.750%	01/01/37	1,230	1,211,292

Citizens Ppty Ins Corp FL High Risk Sr Sec, Ser A-1	5.250%	06/01/17	2,090	2,260,293

Escambia Cnty, FL Hlth Auth Rev FL Hlthcare Fac Ln VHA Pgm (AMBAC Insd)	5.950%	07/01/20	355	368,636

Florida St Tpk Auth Tpk Rev Dept Trans Rfdg, Ser A(a)	5.000%	07/01/26	2,540	2,719,934

Florida St Tpk Auth Tpk Rev Dept Trans Rfdg, Ser A(a)	5.000%	07/01/27	2,580	2,753,273

Florida St Tpk Auth Tpk Rev Dept Trans Rfdg, Ser A(a)	5.000%	07/01/28	2,805	2,980,032

Florida St Tpk Auth Tpk Rev Dept Trans Rfdg, Ser A(a)	5.000%	07/01/32	2,500	2,632,400

Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT)(a)	5.375%	10/01/33	900	924,480

Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT)(a)	5.500%	10/01/38	2,000	2,067,320

Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty Ida Rfdg (AMBAC Insd)(b)	5.000%	12/01/34	700	730,058

Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Tampa Elec, Ser B(b)	5.150%	09/01/25	775	841,084

Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser A (Acquired 2/19/08, Cost $650,642)(e)	6.800%	05/01/38	665	544,868

Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B (Acquired 2/19/08, Cost $400,383)(e)	6.900%	05/01/17	400	373,988

Miami-Dade Cnty, FL Expwy Auth Toll Sys Rev, Ser A	5.000%	07/01/40	2,000	2,039,840

Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGL Insd) (AMT)	5.375%	10/01/27	2,100	2,140,950

Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGL Insd) (AMT)	5.375%	10/01/32	2,500	2,519,375

Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.000%	05/01/24	545	542,509

North Broward, FL Hosp Dist Rev Impt (Prerefunded @ 01/15/11)	6.000%	01/15/31	2,735	2,426,988

Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500%	07/01/32	1,525	1,342,457

Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A(f)	6.125%	05/01/35	120	1

Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A-1	6.125%	05/01/35	55	55,139

Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A-2(g)	0.000/6.125%	05/01/35	112	77,017

Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser B(g)	0.000/5.125%	05/01/17	256	216,761

Palm Beach Cnty, FL Hlth Fac Auth Rev Wtrford Proj	5.875%	11/15/37	1,000	960,130

Palm Beach Cnty, FL Solid Waste Auth Rev Impt (BHAC Insd)(a)	5.500%	10/01/23	2,400	2,747,256

Port St Lucie, FL Spl Assmt Rev Southwest Annexation Dist 1-B (NATL Insd)	5.000%	07/01/40	5,500	5,338,245

Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)(b)	5.350%	03/15/42	2,900	3,218,101

Reunion East Cmnty Dev Dist FL Spl Assmt	5.800%	05/01/36	490	268,407

Seminole Tribe FL Spl Oblig Rev, Ser A(c)	5.750%	10/01/22	750	762,795

Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	5.875%	05/01/35	855	644,961

South Miami, FL Hlth Fac Auth Hosp Rev Baptist Hlth South FL Group(a)	5.000%	08/15/32	7,510	7,705,110

Sterling Hill Cmnty Dev Dist FL Cap Impt Rev, Ser A	6.200%	05/01/35	750	712,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Florida–(continued)

Tolomato Cmnty, FL Dev Dist Spl Assmt	6.650%	05/01/40	$1,140	$842,677

World Commerce Cmnty Dev Dist FL Spl Assmt(f)	5.500%	05/01/38	475	157,738

				56,992,654

Georgia–5.6%
Atlanta, GA Arpt Passenger Fac Charge Rev Gen Sub Lien, Ser C (AGM Insd)(a)	5.000%	01/01/33	5,000	5,112,300

Atlanta, GA Arpt Rev, Ser B (NATL Insd) (AMT)	5.625%	01/01/30	1,000	1,007,110

Atlanta, GA Tax Alloc Beltline Proj, Ser B	6.750%	01/01/20	965	1,009,843

Atlanta, GA Tax Alloc Beltline Proj, Ser B	7.375%	01/01/31	190	197,824

Atlanta, GA Wtr & Waste Wtr Rev, Ser A	6.000%	11/01/27	1,150	1,294,244

Atlanta, GA Wtr & Waste Wtr Rev, Ser A	6.000%	11/01/28	1,250	1,401,825

Atlanta, GA Wtr & Waste Wtr Rev, Ser A	6.000%	11/01/29	1,150	1,283,331

Georgia Muni Elec Auth Pwr Rev, Ser A (NATL Insd)	6.500%	01/01/20	7,000	8,455,300

Monroe Cnty, GA Dev Auth Pollutn Ctl Rev Oglethorpe Pwr Corp Scherer, Ser A	6.800%	01/01/12	3,770	3,986,549

Oconee Cnty, GA Indl Dev Auth Rev Oiit Proj (Syncora Gtd)	5.250%	07/01/25	1,000	1,056,370

Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100%	06/01/23	1,200	1,236,552

				26,041,248

Hawaii–0.4%
Hawaii St Arpt Sys Rev, Ser A	5.000%	07/01/39	1,875	1,920,394

Idaho–0.6%
Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500%	11/01/23	750	859,553

Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.750%	11/01/37	1,000	1,126,940

Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg	6.125%	11/15/27	775	697,554

				2,684,047

Illinois–16.8%
Bartlett, IL Tax Increment Rev Rfdg Sr Lien Quarry Redev Proj	5.600%	01/01/23	1,250	1,091,350

Bolingbrook, IL Cap Apprec, Ser B (NATL Insd)	*	01/01/30	1,365	439,434

Bourbonnais, IL Indl Proj Rev Olivet Nazarene Univ Proj	5.500%	11/01/40	675	690,113

Chicago, IL Brd Ed Rfdg, Ser C (AGM Insd)(a)	5.000%	12/01/27	2,600	2,740,400

Chicago, IL Brd Ed Rfdg, Ser C (AGM Insd)	5.000%	12/01/27	4,000	4,216,000

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien Rfdg, Ser A (NATL Insd) (AMT)	5.375%	01/01/32	3,150	3,168,207

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)(a)	5.250%	01/01/24	10,900	11,603,595

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)(a)	5.250%	01/01/25	10,000	10,607,000

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)(a)	5.250%	01/01/26	3,855	4,068,683

Chicago, IL, Ser A (AGL Insd)(a)	5.250%	01/01/25	1,450	1,579,877

Granite City Madison Cnty IL Disp Rev Waste Mgmt Inc Proj (AMT)(b)	3.500%	05/01/27	800	813,848

Illinois Fin Auth Hosp Rev Rfdg Kish Hlth Sys Oblig Group	5.500%	10/01/22	1,100	1,161,699

Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750%	05/15/26	2,300	2,213,106

Illinois Fin Auth Rev IL Fin Auth Roosevelt Univ	5.500%	04/01/37	1,000	1,002,090

Illinois Fin Auth Rev Northwestn Mem Hosp, Ser A(a)	5.375%	08/15/24	2,200	2,425,720

Illinois Fin Auth Rev Northwestn Mem Hosp, Ser A(a)	5.750%	08/15/30	1,400	1,548,330

Illinois Fin Auth Rev Osf Hlthcare Sys, Ser A	5.750%	11/15/37	2,500	2,569,775

Illinois Fin Auth Rev Riverside Hlth Sys	6.250%	11/15/35	1,150	1,231,926

Illinois Fin Auth Rev Rush Univ Med Ctr Oblig Grp, Ser A	7.250%	11/01/38	1,800	2,055,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Illinois–(continued)

Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500%	08/01/37	$5,500	$5,312,780

Illinois Fin Auth Rev Temps 65 Pk Pl Elmhurst, Ser D-2	7.000%	11/15/15	1,600	1,607,760

Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn Proj, Ser A (NATL Insd)	5.375%	12/15/18	1,250	1,266,638

Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn, Ser A (NATL Insd)	5.250%	06/15/42	6,000	6,060,420

Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn, Ser A (AGM Insd)	5.500%	06/15/50	2,100	2,218,776

Regional Tran Auth IL, Ser B (AMBAC Insd)	8.000%	06/01/17	5,000	6,514,300

Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000%	12/01/42	475	453,449

				78,660,858

Indiana–2.3%
Allen Cnty, IN Juvenile Just Ctr First Mtg (AMBAC Insd)	5.500%	01/01/18	1,000	1,029,230

Crown Point, IN Econ Dev Rev Temp Wittenberg Vlg Proj, Ser C-1	7.250%	11/15/14	650	651,605

Indiana Fin Auth Hosp Rev Deaconess Hosp Oblig, Ser A	6.750%	03/01/39	1,360	1,503,956

Indiana Health & Edl Fac Fin Auth Hosp Rev Howard Regl Hlth Sys, Ser B(h)	0.300%	01/01/35	1,000	1,000,000

Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl Hosp Rfdg (AGM Insd)	7.000%	08/15/15	1,525	1,741,458

Indiana St Dev Fin Auth Rev Exempt Fac Conv Rfdg (AMT)	5.950%	08/01/30	2,500	2,536,775

Indiana St Fin Auth Environmental Fac Rev IN Pwr & LT Co Proj Rfdg, Ser A	4.900%	01/01/16	1,525	1,675,457

Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc(c)	5.750%	09/01/42	500	471,495

				10,609,976

Iowa–0.7%
Des Moines, IA Pub Pkg Sys Rev, Ser A (NATL Insd)	5.750%	06/01/17	1,890	1,896,861

Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950%	08/01/37	500	428,830

Tobacco Settlement Auth IA Rev Asset Bkd, Ser C	5.500%	06/01/42	1,500	1,172,970

				3,498,661

Kansas–0.7%
Kansas St Dev Fin Auth Hosp Rev Adventist Hlth	5.750%	11/15/38	2,400	2,660,328

Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000%	11/15/38	675	619,529

				3,279,857

Kentucky–2.3%
Kentucky Econ Dev Fin Auth Hosp Fac Rev Owensboro Med Hlth Sys, Ser A	6.500%	03/01/45	1,500	1,601,310

Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev Louisville Arena Sub, Ser A-1 (AGL Insd)	5.750%	12/01/28	1,400	1,539,230

Kentucky Hsg Corp Hsg Rev, Ser F (FNMA Collateralized) (AMT)	5.450%	01/01/32	10	10,046

Kentucky St Ppty & Bldg Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250%	02/01/24	1,510	1,706,285

Kentucky St Ppty & Bldg Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250%	02/01/25	1,710	1,920,911

Louisville & Jefferson Cnty, KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc	5.250%	10/01/36	4,000	3,999,840

				10,777,622

Louisiana–1.9%
Lakeshore Vlgs Master Cmnty Dev Dist LA Spl Assmt	5.250%	07/01/17	989	527,167

Louisiana Pub Fac Auth Rev Entergy LA LLC Proj	5.000%	06/01/30	1,050	1,059,334

Louisiana St Ctzn Ppty Ins Corp Assmt Rev, Ser C-2 (AGL Insd)	6.750%	06/01/26	1,900	2,229,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Louisiana–(continued)

Louisiana St Energy & Pwr Auth Pwr Proj Rev Rfdg (AGM Insd)	5.750%	01/01/12	$3,000	$3,179,640

Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT)(b)	5.250%	11/01/37	1,850	1,966,125

				8,961,498

Maryland–0.9%
Maryland St Econ Dev Corp Econ Dev Rev Term Proj, Ser B	5.750%	06/01/35	940	982,206

Maryland St Econ Dev Corp Econ Dev Rev Trans Fac Proj, Ser A	5.375%	06/01/25	665	693,043

Maryland St Hlth & Higher Ed Fac Auth Rev Mercy Med Ctr, Ser A	5.500%	07/01/42	1,915	1,919,079

Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	5.200%	07/01/34	750	690,585

				4,284,913

Massachusetts–2.4%
Massachusetts Bay Trans Auth Gen Trans Sys Rfdg, Ser A	5.500%	03/01/12	1,895	1,937,505

Massachusetts Dev Fin Agy Sr Living Fac Rev, Ser B-2	6.250%	06/01/14	2,015	2,015,060

Massachusetts St Dev Fin Agy Linden Ponds Inc Fac, Ser A	5.750%	11/15/35	400	293,780

Massachusetts St Dev Fin Agy Linden Ponds Inc Fac, Ser A	5.750%	11/15/42	475	333,516

Massachusetts St Dev Fin Agy Semass Sys, Ser A (NATL Insd)	5.625%	01/01/16	3,000	3,097,890

Massachusetts St Hlth & Ed Fac Auth Rev Berklee College Music, Ser A	5.000%	10/01/32	1,650	1,700,523

Massachusetts St Hlth & Ed Fac Auth Rev Partn Hlthcare Sys, Ser C (Prerefunded @ 07/01/11)	5.750%	07/01/32	965	1,009,950

Massachusetts St Hlth & Ed Fac Auth Rev Saint Mem Med Ctr, Ser A	6.000%	10/01/23	640	587,130

				10,975,354

Michigan–1.4%
Detroit, MI Sew Disp Rev Sr Lien Rfdg, Ser C-1 (AGM Insd)	7.000%	07/01/27	2,100	2,511,705

Detroit, MI Wtr Supply Sys Rfdg Second Lien, Ser C (AGM Insd)	5.000%	07/01/26	1,000	1,028,250

Eastern Mich Univ Rev Var Gen Rfdg, Ser B(h)	0.310%	03/01/49	1,800	1,800,000

Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A(b)	5.250%	01/15/47	800	893,072

Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A(b)	5.500%	01/15/47	400	459,576

				6,692,603

Minnesota–0.8%
Chaska, MN Elec Rev, Ser A	6.100%	10/01/30	10	10,014

Chisago, MN Hlthcare Fac Rev CDL Homes LLC Proj	6.000%	08/01/42	425	425,476

Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.375%	11/15/23	1,700	1,970,147

Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.625%	11/15/28	1,150	1,316,716

North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.000%	10/01/27	175	177,660

				3,900,013

Missouri–2.8%
Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare Fac Rev Southeast MO Hosp Assoc (Prerefunded @ 06/01/12)	5.500%	06/01/22	1,800	1,937,106

Cape Girardeau Cnty, MO Indl Southeast MO Hosp Dev Auth Hlthcare Fac Rev Assoc	5.500%	06/01/22	350	353,486

Kirkwood, MO Indl Dev Auth Retirement Cmnty Rev Temp 75 Aberdeen Hts, Ser C-1	7.500%	11/15/16	1,500	1,517,100

Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500%	09/01/18	730	702,961

Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac Lutheran, Ser A	5.375%	02/01/35	1,375	1,373,955

Missouri St Hlth & Ed Fac Sr Living Fac Lutheran	5.500%	02/01/42	950	951,957

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375%	12/01/30	615	553,094

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375%	12/01/41	1,450	1,280,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Missouri–(continued)

Saint Louis, MO Indl Dev Auth Tax Increment & Cmnty Impt Dist Loughborough Com Redev Rfdg	5.750%	11/01/27	$575	$549,200

Springfield, MO Pub Bldg Corp Leasehold Rev Springfield Branson Arpt, Ser B (AMBAC Insd) (AMT)	4.550%	07/01/29	3,855	3,856,889

				13,076,388

Nevada–2.2%
Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (AMBAC Insd) (AMT)	5.250%	07/01/34	6,000	5,977,800

Reno, NV Hosp Rev Renown Regl Med Ctr Proj, Ser A	5.250%	06/01/37	4,250	4,195,812

				10,173,612

New Hampshire–0.4%
New Hampshire St Business Fin Auth Pollutn Ctl Rev Rfdg Utd Illum, Ser A (AMT)(b)	6.875%	12/01/29	480	506,021

New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT)(b)	7.125%	07/01/27	675	704,639

New Hampshire St Business Fin Auth Wtr Fac Rev Pennichuck Wtrwks Inc (AMBAC Insd) (AMT)	6.300%	05/01/22	850	851,377

				2,062,037

New Jersey–10.1%
Burlington Cnty, NJ Brdg Commn Econ Dev Rev Evergreens Proj	5.625%	01/01/38	375	336,645

New Jersey Econ Dev Auth Rev MSU Student Hsg Proj Proj Provident Group Montclair LLC	5.875%	06/01/42	1,500	1,574,460

New Jersey Econ Dev Auth St Contract Econ Recovery (NATL Insd)	5.900%	03/15/21	30,000	35,901,000

New Jersey Hlthcare Fac Fin Auth Rev Saint Peter’s Univ Hosp Oblig	5.750%	07/01/37	1,350	1,366,564

Tobacco Settlement Fin Corp NJ, Ser 1-A	5.000%	06/01/41	11,060	7,973,707

				47,152,376

New Mexico–1.0%
Farmington, NM Pollutn Ctl Rev Pub Svc NM San Juan Rfdg, Ser C	5.900%	06/01/40	1,900	1,968,837

New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A(a)	6.375%	08/01/32	1,250	1,421,188

University NM Univ Rev Sub Lien Rfdg, Ser A	5.250%	06/01/21	1,125	1,195,178

				4,585,203

New York–9.0%
Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	6.250%	07/15/40	1,270	1,379,080

Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	6.375%	07/15/43	530	577,663

New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr Proj, Ser B	6.750%	03/01/15	2,000	2,032,940

New York City Indl Dev Civic YMCA Gtr NY Proj	5.800%	08/01/16	975	977,262

New York City, Ser I-1(a)	5.000%	02/01/26	5,500	5,952,870

New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250%	01/15/39	1,800	1,951,452

New York St Dorm Auth Rev City Univ Sys Cons, Ser A	5.625%	07/01/16	3,100	3,539,642

New York St Dorm Auth Rev Cons City Univ Sys Second Gen, Ser A	5.750%	07/01/13	2,005	2,163,014

New York St Dorm Auth Rev, Ser B	7.500%	05/15/11	590	611,960

New York St Dorm Auth Rev Upstate Cmnty Colleges, Ser B	5.250%	07/01/20	1,500	1,617,000

New York St Twy Auth St Pers Income Tax Rev Trans, Ser A(a)	5.000%	03/15/26	1,700	1,884,365

New York St Twy Auth St Pers Income Tax Rev Trans, Ser A(a)	5.000%	03/15/27	1,900	2,094,446

New York St Twy Auth St Pers Income Tax Rev Trans, Ser A(a)	5.000%	03/15/28	1,000	1,097,790

Port Auth NY & NJ Cons 144th(a)	5.000%	10/01/35	15,000	16,056,900

				41,936,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

North Carolina–5.1%
North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.750%	10/01/37	$705	$652,259

North Carolina Muni Pwr Agy No 1 Catawba Elec Rev Rfdg (NATL Insd)	6.000%	01/01/12	22,000	23,321,100

				23,973,359

North Dakota–0.2%
McLean Cnty, ND Solid Waste Fac Rev Great River Energy, Ser B	5.150%	07/01/40	1,000	1,027,540

Ohio–6.5%
Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750%	05/15/27	400	376,212

Lorain Cnty, OH Hosp Rev Catholic Hlthcare, Ser S	5.375%	10/01/30	500	508,045

Lorain Cnty, OH Hosp Rev Fac Catholic Rfdg, Ser C-1 (AGM Insd)(a)	5.000%	04/01/24	3,000	3,203,310

Lorain Cnty, OH Hosp Rev Fac Catholic, Ser A (AGM Insd)(a)	5.000%	02/01/24	2,750	2,936,863

Lorain Cnty, OH Hosp Rev Fac Catholic, Ser B (AGM Insd)(a)	5.000%	02/01/24	2,775	2,963,617

Montgomery Cnty, OH Rev Catholic Hlth, Ser C-1 (AGM Insd)(a)	5.000%	10/01/41	1,625	1,663,236

Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.000%	11/15/28	1,475	1,569,400

Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.250%	11/15/39	925	980,370

Ohio St Air Quality Dev Auth Rev Ohio Pwr Co Galvin Rfdg, Ser A (AMT)(b)	2.875%	12/01/27	2,000	1,999,100

Ohio St Air Quality Dev Auth Rev Pollutn Ctl First Energy Rfdg, Ser C	5.625%	06/01/18	2,600	2,906,020

Ohio St Air Quality Dev Auth Rev Pollutn Ctl First Energy Rfdg(b)	2.250%	12/01/23	3,000	2,958,960

Ohio St Higher Ed Fac Commn Rev Summa Hlth Sys 2010 Proj	5.750%	11/15/35	1,480	1,521,529

Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Sys, Ser 2009, Ser A	6.750%	01/15/39	1,900	2,039,574

Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser D (GNMA Collateralized) (AMT)(a)	5.300%	09/01/28	928	972,720

Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser D (GNMA Collateralized) (AMT)(a)	5.400%	03/01/33	791	824,981

Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser F (GNMA Collateralized)(a)	5.500%	09/01/39	1,782	1,887,655

Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Rfdg First Energy, Ser A(b)	5.875%	06/01/33	950	1,060,941

				30,372,533

Oklahoma–0.8%
Chickasaw Nation, OK Hlth Sys(c)	6.250%	12/01/32	1,375	1,467,125

McAlester, OK Pub Wk Auth Util Cap Apprec (AGM Insd)	*	02/01/34	3,970	1,350,753

Tulsa Cnty, Ok Indl Auth Sr Living Cmnty Rev Montereau Inc Proj, Ser A	7.125%	11/01/30	1,000	1,042,580

				3,860,458

Pennsylvania–3.3%
Delaware Riv Port Auth PA & NJ Rev, Ser D	5.000%	01/01/35	950	984,590

Franklin Cnty, PA Indl Dev Auth Rev Chambersburg Hosp Proj	5.375%	07/01/42	1,800	1,845,576

Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser B-2(g)	0.000/5.750%	12/01/28	2,100	1,676,556

Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser B-2(g)	0.000/6.000%	12/01/34	1,300	1,029,652

Pennsylvania St Tpk Commn Tpk Rev Sub, Ser B-1	5.000%	12/01/37	1,200	1,209,540

Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser A (AMBAC Insd) (AMT)	5.375%	01/01/21	3,000	3,035,880

Susquehanna Area Regl Arpt Auth PA, Ser A (AMBAC Insd) (AMT)	5.375%	01/01/22	5,415	5,464,222

				15,246,016

South Carolina–4.9%
Charleston Ed Excellence Fin Corp SC Rev Charleston Cnty Sch Dist(a)	5.250%	12/01/25	2,500	2,718,775

Charleston Ed Excellence Fin Corp SC Rev Charleston Cnty Sch Dist(a)	5.250%	12/01/26	7,500	8,149,725

South Carolina Jobs Econ Dev Auth Hosp Fac Rev Palmetto Hlth Alliance Rfdg, Ser A	6.250%	08/01/31	1,840	1,895,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

South Carolina–(continued)

South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser A (AMBAC Insd)	5.200%	11/01/27	$5,000	$5,264,700

South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser B (AMBAC Insd) (AMT)	5.450%	11/01/32	3,750	3,770,812

South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000%	11/15/27	725	617,599

Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000%	06/01/18	570	570,519

				22,988,084

Tennessee–1.6%
Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev CDFI Phase I LLC Proj Rfdg, Ser A	5.125%	10/01/35	1,750	1,650,162

Elizabethton, TN Hlth & Ed Fac Brd Rev Impt Hosp First Mtg Rfdg, Ser B (Prerefunded @ 07/01/12)	8.000%	07/01/33	2,000	2,237,040

Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (NATL Insd) (Prerefunded @ 07/01/12)	7.500%	07/01/25	1,000	1,112,500

Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Methodist, Ser B (AGM Insd)(a)	5.250%	09/01/27	2,400	2,561,496

				7,561,198

Texas–23.7%
Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850%	04/01/21	1,450	1,468,415

Dallas Cnty, TX Flood Ctl Dist Rfdg	6.750%	04/01/16	615	660,123

Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000%	08/15/18	1,150	1,307,469

Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000%	08/15/19	1,350	1,524,217

Dallas-Fort Worth, TX Intl Arpt Rev Jt Impt & Rfdg, Ser A (BHAC Insd) (AMT)	5.500%	11/01/31	5,500	5,537,070

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser A (AGM Insd) (AMT)	5.500%	11/01/21	8,000	8,445,200

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750%	11/01/18	650	652,164

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000%	11/01/23	1,225	1,229,434

Dallas-Fort Worth, TX Intl Arpt Rev, Ser A (NATL Insd) (AMT)	5.750%	11/01/30	4,000	4,004,920

El Paso Cnty, TX Hosp Dist, Ser A (AGL Insd)(a)	5.000%	08/15/37	4,850	5,070,869

Gulf Coast Waste Disp Auth TX Waste Mgmt, Ser D (AMT)	4.550%	04/01/12	1,000	1,025,740

Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Mem Hermann Hlthcare, Ser A (Prerefunded @ 06/01/11)	6.375%	06/01/29	2,000	2,090,620

Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Mem Hermann Hlthcare Sys, Ser B	7.250%	12/01/35	750	863,790

Harris Cnty, TX Indl Dev Corp Solid Waste Disp Rev Deer Pk Refng Proj	5.000%	02/01/23	950	996,787

Harris Cnty, TX Sr Lien Toll Rd, Ser A(a)	5.000%	08/15/32	1,930	2,051,918

Houston, TX Arpt Sys Rev Sub Lien (AGM Insd)	5.500%	07/01/20	2,000	2,132,620

Houston, TX Arpt Sys Rev Sub Lien, Ser A (AGM Insd) (AMT)	5.125%	07/01/32	10,000	10,039,000

Houston, TX Arpt Sys Rev Sub Lien, Ser A (AGM Insd) (AMT)	5.625%	07/01/30	3,000	3,001,560

Houston, TX Util Sys Rev Comb First Lien Rfdg, Ser A (AGM Insd)(a)	5.000%	11/15/36	7,825	8,205,608

Judson, TX Indpt Sch Dist Sch Bldg (AGL Insd)(a)	5.000%	02/01/37	3,030	3,157,715

Lower CO Riv Auth Tex Rev Rfdg, Ser A(i)	5.000%	05/15/40	1,500	1,560,000

Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500%	02/15/37	1,250	1,191,513

Matagorda Cnty, TX Nav Dist No 1 Rev Coll Centerpoint Energy Proj Rfdg(b)	5.600%	03/01/27	1,000	1,015,280

McLennan Cnty, TX Pub Fac Corp Proj Rev	6.625%	06/01/35	1,125	1,235,407

Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj (Prerefunded @ 01/01/11)	7.250%	01/01/31	3,000	3,032,310

North Centre, TX Hlth Fac Dev Hosp Childrens Med Ctr Dallas (AMBAC Insd)	5.250%	08/15/32	5,900	6,050,391

North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	5.625%	01/01/28	1,000	1,084,180

North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	6.000%	01/01/26	1,000	1,114,990

North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	6.000%	01/01/27	1,000	1,109,750

North TX Twy Auth Rev Sys First Tier Rfdg, Ser L-2(b)	6.000%	01/01/38	1,350	1,479,775

North TX Twy Auth Rev Toll Second Tier Rfdg, Ser F	5.750%	01/01/33	2,650	2,819,229

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Texas–(continued)

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.625%	11/15/27	$1,000	$948,030

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.750%	11/15/37	2,600	2,402,374

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckner Retirement Svc Inc Proj	5.250%	11/15/37	4,000	3,948,680

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home Proj	5.750%	02/15/25	400	368,456

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home, Ser B-2	6.500%	02/15/14	1,150	1,155,232

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	6.250%	07/01/28	3,000	3,332,700

Texas A & M Univ Rev Fin Sys, Ser A	5.000%	05/15/29	3,000	3,312,330

Texas Private Activity Surface Trans Corp Sr Lien Nt Mobility	6.875%	12/31/39	1,430	1,557,084

Texas St Trans Commn Mobility Fd(a)	5.000%	04/01/28	5,400	5,941,944

Tyler, TX Hlth Fac Dev Corp Hosp Rev & Impt East TX Med Ctr Rfdg, Ser A	5.375%	11/01/37	2,750	2,683,038

				110,807,932

Utah–0.7%
Mountain Regl Wtr Spl Svc Dist Rfdg (NATL Insd)	5.000%	12/15/33	2,380	2,392,162

Utah St Charter Sch Fin Auth Charter Sch Rev Summit Academy, Ser A	5.800%	06/15/38	730	706,538

				3,098,700

Virginia–0.8%
Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.350%	09/01/28	750	755,288

Virgin Islands Pub Fin Auth Rev Matching Fd Ln Nt Sr Lien, Ser A	5.000%	10/01/25	1,700	1,756,355

White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300%	03/01/17	1,401	1,429,594

				3,941,237

Washington–6.1%
Bellevue, WA Convention Ctr Auth Spl Oblig Rev Comp Int Rfdg (NATL Insd)	*	02/01/25	9,850	5,499,846

Chelan Cnty, WA Pub Util Dist No 001 Cons Rev Chelan Hydro, Ser A (BHAC Insd) (AMT)(a)(b)	5.600%	01/01/36	7,500	7,586,925

Energy Northwest WA Elec Rev Columbia Generating Rfdg, Ser A (AGM Insd)	5.500%	07/01/16	5,000	5,206,200

Kalispel Tribe Indians Priority Dist WA Rev	6.625%	01/01/28	1,250	1,115,375

Spokane, WA Pub Fac Dist Hotel Motel & Sales Use Tax (NATL Insd)	5.250%	09/01/33	3,000	3,058,890

Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpt Wesley Homes, Ser 2007-A-2027 (Acquired 5/7/08, Cost $1,440,000)(e)	6.000%	01/01/27	1,440	1,438,373

Washington St Pub Pwr Supply Sys Nuclear Proj No 3 Rev Rfdg, Ser C (NATL Insd)	*	07/01/14	5,125	4,851,325

				28,756,934

West Virginia–1.2%
Ohio Cnty, WV Cnty Commn Tax Increment Rev Fort Henry Centre Fin Dist, Ser A	5.850%	06/01/34	500	473,105

Pleasants Cnty, WV Pollutn Ctl Cnty Comm Allegheny Rfdg, Ser F	5.250%	10/15/37	855	857,941

West Virginia St Hosp Fin Auth Hosp Rev Rfdg & Impt Utd Hlth Sys, Ser C	5.500%	06/01/34	1,000	1,021,910

West Virginia St Hosp Fin Auth Hosp Rev Rfdg & Impt Utd Hlth Sys, Ser C	5.500%	06/01/39	955	979,916

West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000%	10/01/20	1,000	1,034,950

West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.250%	10/01/23	1,025	1,043,819

				5,411,641

Wisconsin–2.5%
Southeast WI Professional Baseball Pk Dist Sales Tax Rev Rfdg, Ser A (NATL Insd)	5.500%	12/15/20	1,500	1,831,245

Superior, WI Util Rev Superior Wtr Lt & Pwr Proj Rfdg, Ser A (AMT)	5.375%	11/01/21	425	448,439

Superior, WI Util Rev Superior Wtr Lt & Pwr Proj, Ser B (AMT)	5.750%	11/01/37	385	398,213

Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)(a)	5.300%	09/01/23	2,400	2,540,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Municipal Opportunity Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Wisconsin–(continued)

Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)(a)	5.500%	09/01/28	$3,000	$3,149,520

Wisconsin St Gen Rev Appropriation Rev, Ser A	5.375%	05/01/25	950	1,072,976

Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlth Care Inc, Ser B(b)	4.750%	08/15/25	1,000	1,072,300

Wisconsin St Hlth & Ed Fac Auth Rev Prohlth Care Inc Oblig Grp	6.625%	02/15/39	1,270	1,399,540

				11,912,993

Wyoming–0.3%
Sweetwater Cnty, WY Pollutn Ctl Rev Rfdg ID Pwr Co Proj	5.250%	07/15/26	1,100	1,191,850

Puerto Rico–3.2%
Puerto Rico Elec Pwr Auth Pwr Rev, Ser CCC	5.250%	07/01/27	2,100	2,244,375

Puerto Rico Elec Pwr Auth Pwr Rev, Ser XX	5.250%	07/01/40	1,900	1,983,353

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (Prerefunded @ 08/01/11)(b)	5.000%	08/01/39	2,675	2,770,738

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.375%	08/01/39	1,900	2,002,505

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.500%	08/01/42	2,100	2,240,994

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser C	5.250%	08/01/41	3,500	3,660,160

				14,902,125

TOTAL INVESTMENTS–166.1% (Cost $749,542,857)				777,192,980

FLOATING RATE NOTE AND DEALER TRUST OBLIGATIONS RELATED TO SECURITIES HELD–(21.8%)
Notes with interest rates ranging from 0.29% to 0.43% at 10/31/10, and contractual maturities of collateral ranging from 09/01/23 to 10/01/41 (See Note 1(J) in the Notes to Financial Statements)(j)			(102,110)	(102,110,000)

OTHER ASSETS IN EXCESS OF LIABILITIES–2.9%				13,655,313

PREFERRED SHARES–(47.2%)				(221,000,000)

NET ASSETS–100.0%				$467,738,293

Percentages are calculated as a percentage of net assets applicable to common shares.

Investment Abbreviations:

ACA	– American Capital Access
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Indemnity Corp.
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
FHA	– Federal Housing Administration
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
NATL	– National Public Finance Guarantee Corp.
Syncora Gtd	– Syncora Guaranteed Limited

Notes to Schedule of Investments:

*	Zero coupon bond
(a)	Underlying security related to Special Purpose Trusts entered into by the Trust. See Note 1(J) in the Notes to Financial Statements.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2010.
(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d)	Escrowed to Maturity.

(e)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.5% of net assets.
(f)	Non-income producing security.
(g)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(h)	Demand Security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2010.
(i)	Security is purchased on a when-issued or delayed delivery basis.

(j)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect on October 31, 2010. At October 31, 2010, the Trust’s investments with a value of $182,289,368 are held by the Dealer Trusts and serve as collateral for the $102,110,000 in floating rate note and dealer trust obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Municipal Opportunity Trust

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $749,542,857)	$777,192,980

Cash	1,894,081

Receivables:
Interest	12,258,296

Investments sold	1,705,608

Total assets	793,050,965

Liabilities:
Payables:
Floating rate note and dealer trust obligations	102,110,000

Investments purchased	1,559,760

Affiliates	410,757

Income distributions — preferred shares	24,390

Accrued expenses	207,765

Total liabilities	104,312,672

Preferred shares	221,000,000

Net assets applicable to common shares	$467,738,293

Net asset value per common share ($467,738,293 divided by 33,764,765 shares outstanding)	$13.85

Net assets consist of:
Shares of beneficial interest ($0.01 par value with an unlimited number of shares authorized, 33,764,765 shares issued and outstanding)	$502,789,773

Net unrealized appreciation	27,650,123

Accumulated undistributed net investment income	13,868,568

Accumulated net realized gain (loss)	(76,570,171)

Net assets applicable to common shares	$467,738,293

Preferred shares ($0.01 par value, authorized 100,000,000 shares, 8,840 issued with liquidation preference of $25,000 per share)	221,000,000

Net assets including preferred shares	$688,738,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Municipal Opportunity Trust

Statement of Operations

For the year ended October 31, 2010

Investment income:
Interest	$41,535,490

Expenses:
Investment advisory fee	4,318,515

Interest expense	964,415

Preferred share maintenance	382,592

Administrative services fees	173,751

Trustees’ and officers’ fees and benefits	98,149

Transfer agent fees	73,471

Reports to shareholders	64,404

Professional fees	115,458

Custody	41,151

Registration fees	28,480

Other	59,645

Total expenses	6,320,031

Expense reduction	454,127

Net expenses	5,865,904

Net investment income	35,669,586

Realized and unrealized gain (loss):
Net realized gain (loss)	(3,190,457)

Unrealized appreciation (depreciation):
Beginning of the period	(2,266,980)

End of the period	27,650,123

Net unrealized appreciation during the period	29,917,103

Net realized and unrealized gain	26,726,646

Distributions to preferred shareholders	(477,264)

Net increase in net assets applicable to common shares from operations	$61,918,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Municipal Opportunity Trust

Statements of Changes in Net Assets

	For the year ended	For the year ended
	October 31,	October 31,
	2010	2009

From investment activities:
Operations:
Net investment income	$35,669,586	$38,545,491

Net realized gain (loss)	(3,190,457)	(28,879,319)

Net unrealized appreciation during the period	29,917,103	106,472,582

Distributions to preferred shareholders:
Net investment income	(477,264)	(1,540,687)

Change in net assets applicable to common shares from operations	61,918,968	114,598,067

Distributions to common shareholders:
Net investment income	(34,639,103)	(29,673,283)

Net change in net assets applicable to common shares from investment activities	27,279,865	84,924,784

From capital transactions:
Value of common shares issued through dividend reinvestment	1,088,395	771,627

Total increase in net assets applicable to common shares	28,368,260	85,696,411

Net assets applicable to common shares:
Beginning of the period	439,370,033	353,673,622

End of the period (including accumulated undistributed net investment income of $13,868,568 and $13,362,731, respectively)	$467,738,293	$439,370,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Municipal Opportunity Trust

Statement of Cash Flows

For the Year October 31, 2010

Net increase in net assets applicable to common shares from operations	$61,918,968

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(76,645,667)

Proceeds from sales of investments	113,891,004

Net sales of short-term investments	3,900,000

Amortization of premium	1,154,928

Accretion of discount	(1,116,204)

Net realized loss on investments	3,190,457

Net change in unrealized appreciation/depreciation on investments	(29,917,103)

Decrease in interest receivable	939,686

Decrease in other assets	13,586

Increase in accrued expenses	38,760

Increase in affiliates payable	29,127

Decrease in fund shares repurchase payable	(4,000)

Decrease in trustees’ deferred compensation and retirement plans	(740,534)

Net cash provided by operating activities	76,653,008

Cash flows from financing activities:
Dividends paid (net of reinvested dividends $1,088,395)	(33,547,592)

Net proceeds from and repayments of floating rate note and dealer trust obligations	(7,330,000)

Retirement of preferred shares	(34,000,000)

Net cash used for financing activities	(74,877,592)

Net increase in cash	1,775,416

Cash at the beginning of the period	118,665

Cash at the end of the period	$1,894,081

Supplemental disclosures of cash flow information
Cash paid during the period for interest	$962,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Municipal Opportunity Trust

Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Year ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of the period	$13.04		$10.52	$15.46	$16.61	$16.52

Net investment income(a)	1.06		1.15	1.26	1.17	1.11

Net realized and unrealized gain (loss)	0.79		2.30	(5.07)	(1.17)	0.49

Distributions paid to preferred shareholders:
Net investment income	(0.01)		(0.05)	(0.30)	(0.37)	(0.31)

Net realized gain	-0-		-0-	-0-	-0-	(0.04)

Total from investment operations	1.84		3.40	(4.11)	(0.37)	1.25

Distributions paid to common shareholders:
Net investment income	(1.03)		(0.88)	(0.83)	(0.78)	(0.81)

Net realized gain	-0-		-0-	-0-	-0-	(0.35)

Net asset value, end of the period	$13.85		$13.04	$10.52	$15.46	$16.61

Common share market price at end of the period	$14.51		$13.23	$10.10	$14.30	$14.70

Total return at net asset value*(b)	14.58%

Total return at market value*(c)	18.32%		41.33%	(24.86)%	2.40%	10.76%

Net assets applicable to common shares at end of the period (in millions)	$467.7		$439.4	$353.7	$524.9	$567.5

Ratio of expenses to average net assets applicable to common shares*(d)	1.30	%(g)	1.54%	2.11%	2.03%	1.36%

Ratio of net investment income to average net assets applicable to common shares*(d)	7.88	%(g)	9.92%	8.92%	7.30%	6.86%

Portfolio turnover(h)	10%		14%	57%	23%	20%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets applicable to common shares(d)	1.40	%(g)	1.73%	2.28%	2.18%	N/A

Ratio of net investment income to average net assets applicable to common shares(d)	7.78	%(g)	9.73%	8.75%	7.15%	N/A

Supplemental ratios:
Ratio of expenses (excluding interest expense) to average net assets applicable to common shares(d)	1.08	%(g)	1.17%	1.03%	1.03%	1.25%

Ratio of net investment income to average net assets applicable to common shares(e)	7.77	%(g)	9.53%	6.78%	4.99%	4.92%

Senior securities:
Total preferred shares outstanding	8,840		10,200	10,880	13,600	13,600

Asset coverage per preferred share(f)	$77,912		$68,078	$57,538	$63,629	$66,761

Liquidating preference per preferred share	$25,000		$25,000	$25,000	$25,000	$25,000

(a)	Based on average shares outstanding.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e)	Ratios reflect the effect of dividend payments to preferred shareholders.

(f)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.

(g)	Ratios are based on average net assets applicable to common shares excluding preferred shares (000’s omitted) of $452,921.

(h)	Portfolio turnover is not annualized for periods less than one year, if applicable.

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Municipal Opportunity Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Effective June 1, 2010, the Trust’s name changed from Van Kampen Municipal Opportunity Trust to Invesco Van Kampen Municipal Opportunity Trust.

21        Invesco Van Kampen Municipal Opportunity Trust

  The Trust’s investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common and preferred shareholders. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such

22        Invesco Van Kampen Municipal Opportunity Trust

interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

J.	Inverse Floating Rate Obligations — The Trust may invest in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate obligations. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note and dealer trust obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption Interest expense on the Statement of Operations.

The Trust generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate obligations are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

Effective June 1, 2010, the Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust’s average daily net assets including current preferred shares and leverage entered into to retire previously issued preferred shares of the Trust. Prior to June 1, 2010, Van Kampen Asset Management (“VKAM”) had voluntarily agreed to waive investment advisory fees equal to 0.10% of the average daily net assets including current preferred shares and leverage. For the period November 1, 2009 to May 31, 2010, the Trust paid an advisory fee of $2,497,895 to VKAM based on the annual rate and the Trust’s average daily net assets as discussed above.
  Effective June 1, 2010, under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”), the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 1, 2010, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 1.03%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

23        Invesco Van Kampen Municipal Opportunity Trust

  Prior to June 1, 2010, VKAM voluntarily waived $454,127 of advisory fees of the Trust.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. Prior to June 1, 2010, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Trust. Pursuant to such agreements, the Trust paid $33,911 to VKII. For the year ended October 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Trust.
  Prior to June 1, 2010, under a legal services agreement, VKII provided legal services to the Trust. Pursuant to such agreement, the Trust paid $16,705 to VKII.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Securities	$-0-	$777,192,980	$-0-	$777,192,980

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  For the period ended October 31, 2010, the Trust paid legal fees of $32,495 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
  Prior to June 1, 2010, the Trust provided retirement plans for its independent trustees. Such plans were terminated and the amount owed to the trustees were distributed.

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate note obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period ending October 31, 2010 were $107,613,622 and 0.88%, respectively.
  The Trust had entered into a $150 million joint revolving bank credit facility. The purpose of the facility was to provide availability of funds for short-term liquidity purposes. The revolving credit facility expired on September 3, 2010. The Trust had no borrowings under the facility during the year ended October 31, 2010.

24        Invesco Van Kampen Municipal Opportunity Trust

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$284,450	$370,030

Tax-exempt income	34,831,917	31,267,312

Total distributions	$35,116,367	$31,637,342

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$13,059,058

Net unrealized appreciation — investments	28,989,719

Capital loss carryforward	(77,100,257)

Shares of beneficial interest	502,789,773

Total net assets	$467,738,293

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to bond amortization/accretion and inverse floater adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2013	$577,984

October 31, 2014	1,179,918

October 31, 2015	3,206,957

October 31, 2016	41,319,327

October 31, 2017	27,670,283

October 31, 2018	3,145,788

Total capital loss carryforward	$77,100,257

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended October 31, 2010 was $76,327,991 and $116,095,466, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$49,276,750

Aggregate unrealized (depreciation) of investment securities	(20,287,031)

Net unrealized appreciation of investment securities	$28,989,719

Cost of investments for tax purposes is $748,203,261.

25        Invesco Van Kampen Municipal Opportunity Trust

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of sale of bonds with amortization, on October 31, 2010, accumulated undistributed net investment income (loss) was decreased by $47,382, accumulated net realized gain (loss) was increased by $47,380 and shares of beneficial interest increased by $2. This reclassification had no effect on the net assets of the Trust.

NOTE 9—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year ended	Year ended
	October 31, 2010	October 31, 2009

Beginning Shares	33,684,098	33,620,065

Shares Issued Through Dividend Reinvestment	80,667	64,033

Ending Shares	33,764,765	33,684,098

NOTE 10—Preferred Shares of Beneficial Interest

As of October 31, 2010, the Trust has outstanding 8,840 Auction Preferred Shares (APS). Series A and Series B each contain 1,950 shares, Series C, Series D and Series E each contain 1,300 shares, Series F contains 1,040 shares. Dividends are cumulative and the dividend rates are generally reset every 28 days through an auction process. Beginning on February 14, 2008 and continuing through October 31, 2010, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. The average rate in effect on October 31, 2010 was 0.227%. During the year ended October 31, 2010, the rates ranged from 0.110% to 0.342%.
  Historically, the Trust paid annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 16, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of “Preferred share maintenance” expense on the Statement of Operations.
  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption at the liquidation value if the tests are not met.
  The APS are not listed on an exchange. Investors in APS may participate in auctions through authorized broker-dealers; however, such broker-dealers are not required to maintain a secondary market in APS, and there can be no assurance that a secondary market will develop, or if it does develop a secondary market may not provide investors with liquidity. When an APS auction fails, investors may not be able to sell any or all of their APS; and because of the nature of the market for APS, investors may receive less than the price paid for their APS if sold outside of the auction.
  The Trust entered into additional inverse floating rate securities as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. For the year ended October 31, 2010, transactions in preferred shares were as follows:

	Series A		Series B		Series C
	Shares	Value	Shares	Value	Shares	Value

Outstanding at October 31, 2009	2,250	$56,250,000	2,250	$56,250,000	1,500	$37,500,000

Shares retired	(300)	(7,500,000)	(300)	(7,500,000)	(200)	(5,000,000)

Outstanding at October 31, 2010	1,950	$48,750,000	1,950	$48,750,000	1,300	$32,500,000

	Series D		Series E		Series F
	Shares	Value	Shares	Value	Shares	Value

Outstanding at October 31, 2009	1,500	$37,500,000	1,500	$37,500,000	1,200	$30,000,000

Shares retired	(200)	(5,000,000)	(200)	(5,000,000)	(160)	(4,000,000)

Outstanding at October 31, 2010	1,300	$32,500,000	1,300	$32,500,000	1,040	$26,000,000

NOTE 11—Change in Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified thereafter and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Trust for the fiscal year following May 31, 2010. Prior to May 31, 2010, the Trust’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Trust’s current fiscal year in connection with the appointment of Invesco Advisers as investment adviser to the Trust (“New Advisory Agreement”).
  Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the Trust. The Prior Auditor’s report on the financial statements of the Trust for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

26        Invesco Van Kampen Municipal Opportunity Trust

NOTE 12—Legal Matters

On July 22, 2010, Clifford T. Rotz, Jr., Robert Fast and Gene Turban (Plaintiffs) filed a shareholder derivative complaint on behalf of Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust and Invesco Van Kampen Municipal Trust (collectively, the Trusts) against Van Kampen Asset Management, certain current and former trustees and executive officers of the Trusts and Morgan Stanley (Defendants), alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (ARPS) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. Plaintiffs seek judgment: 1) ordering Defendants to not redeem any ARPS at their liquidation value using Trusts assets; 2) awarding monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages suffered as a result of redemptions of ARPS at their liquidation value; and 3) awarding Plaintiff the costs and disbursements of the action. Plaintiff has requested a trial by jury. The Board has formed a committee to investigate these claims, and the parties to the litigation have agreed to a temporary stay of the litigation pending completion of the investigation.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

27        Invesco Van Kampen Municipal Opportunity Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Van Kampen Municipal Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Municipal Opportunity Trust (formerly known as Van Kampen Municipal Opportunity Trust, hereafter referred to as the “Trust”) at October 31, 2010, the results of its operations, the changes in its net assets and of cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 2009 and the financial highlights of the Trust for the periods ended October 31, 2009 and prior were audited by other independent auditors whose report dated December 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

28        Invesco Van Kampen Municipal Opportunity Trust

Investment Advisory Agreement Approval

During this reporting period, the Board approved the continuation of the investment advisory agreement with Van Kampen Asset Management for the period May 19-20, 2010 through June 1, 2010, the date of the closing of the Transaction (as defined below). Additionally, the Board approved an investment advisory agreement and investment sub-advisory agreements with Invesco Advisers, Inc. and its affiliates effective June 1, 2010 through June 30, 2011. Both approvals are discussed below.

Approval of Investment Advisory Agreement with Van Kampen Asset Management

Both the Investment Company Act of 1940 (the “1940 Act”) and the terms of the Fund’s investment advisory agreement with Van Kampen Asset Management require that the investment advisory agreement between the Fund and its investment adviser be approved annually by a majority of the Board of Trustees of the Fund and by a majority of the independent trustees voting separately.
  At meetings held on May 19-20, 2010, the Board met to consider approving the continuation of the investment advisory agreement between the Fund and its then current investment adviser, Van Kampen Asset Management, until the closing of Invesco’s acquisition of Morgan Stanley’s asset management business, including Van Kampen Investments (the “Transaction”). Upon the closing of the Transaction on June 1, 2010, such investment advisory agreement terminated. The discussion in this section entitled “Approval of Investment Advisory Agreement with Van Kampen Asset Management” relates solely to the approval of the investment advisory agreement for the period prior to the closing of the Transaction. The Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board considered the investment advisory agreement over a period of several months and the trustees held sessions with both the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

The Board’s Evaluation Process

In approving the investment advisory agreement, the Board considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of the Services Provided

On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

B.	Performance, Fees and Expenses of the Fund
On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

C.	Investment Adviser’s Expenses in Providing the Service and Profitability
At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

D.	Economies of Scale
On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the

29        Invesco Van Kampen Municipal Opportunity Trust

Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

E.	Other Benefits of the Relationship
On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Approval of Investment Advisory and Investment Sub-Advisory Agreements with Invesco Advisers, Inc. and its Affiliates

The current investment adviser for the Fund, effective June 1, 2010, is Invesco Advisers, Inc. (“Invesco”) pursuant to the investment advisory agreement approved by the Board on December 8, 2009 and approved by shareholders of the Fund on April 16, 2010.
  The closing of the Transaction constituted an “assignment” of the Fund’s investment advisory agreement with Van Kampen Asset Management and, therefore, pursuant to the 1940 Act, resulted in the automatic termination of the Fund’s investment advisory agreement with Van Kampen Asset Management. The 1940 Act requires that shareholders of the Fund approve any new investment advisory agreement for the Fund.
  In connection with the Transaction, the Fund’s Board of Trustees approved a new investment advisory arrangement between the Fund and the Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (collectively, the “New Advisory Agreements”). Shareholders approved the New Advisory Agreements with Invesco on April 16, 2010, which became effective on June 1, 2010. The discussion in this section entitled “Approval of Investment Advisory and Investment Sub-Advisory Agreements with Invesco Advisers, Inc. and its Affiliates” relates solely to the approval of the New Advisory Agreements for the period subsequent to the closing of the Transaction.

The Board’s Evaluation Process

At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

Factors and Conclusions and Summary of Evaluation of the New Advisory Agreements

In connection with the Board’s consideration of the New Advisory Agreements, the trustees considered the factors discussed above as well as the following:

A.	Nature, Extent and Quality of the Services to be Provided
The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with Invesco the resources available in managing the Fund. The trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

B.	Projected Fees and Expenses of the Fund
The Board considered that the advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they were under the previous advisory agreement. The Board had previously determined that such fees were acceptable under such advisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

C.	Investment Adviser’s Expenses in Providing the Service and Profitability
At least annually, the trustees expect to review Invesco’s expenses in providing services to the Fund and other funds advised by Invesco and the profitability of Invesco. In connection with the Fund, the trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

D.	Economies of Scale
The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the advisory agreement, the Board will consider whether economies of scale exist and should be passed along to shareholders.

E.	Other Benefits of the Relationship
The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board). The trustees reviewed with Invesco these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

30        Invesco Van Kampen Municipal Opportunity Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends	99.26%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

31        Invesco Van Kampen Municipal Opportunity Trust

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Van Kampen Municipal Opportunity Trust was held on July 16, 2010 and was adjourned until August 13, 2010. The Meeting on August 13, 2010, was held for the following purpose:

(1)	Elect four Class III Trustees, three by the holders of the Common Shares and one by the holders of the Preferred Shares, each of whom will serve for a three year term or until a successor has been duly elected and qualified.

The results of the voting on the above matters were as follows:

			Votes
	Matter	Votes For	Withheld

(1)	R. Craig Kennedy	31,046,947	957,529
	Jack E. Nelson	31,019,104	985,372
	Colin D. Meadows	31,070,208	934,268
	Hugo F. Sonnenschein(P)	2,771	2,549

(P) Election of trustee by preferred shareholders only.

32        Invesco Van Kampen Municipal Opportunity Trust

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1992	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1992	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1992	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Linda Hutton Heagy — 1948 Trustee	2003
Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.
			18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr — 1935 Trustee	1992
Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.
			18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003
Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).
			18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

				Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2010
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds
			N/A	N/A

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2010
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2010
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.
			N/A	N/A

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1201 Louisiana Street, Suite 2900	225 Franklin
	Atlanta, GA 30309	Houston, TX 77002-5678	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent
Skadden, Arps, Slate, Meagher & Flom , LLP	Computershare Trust Company, N.A.
155 West Wacker Drive	P.O. Box 43078
Chicago, IL 60606	Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-06567.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-MOPP-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The information set forth below for the 2010 fiscal year relates to fees billed by the Fund’s Prior and Current Auditors:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end	Fees Billed for	Provided for fiscal
	Services Rendered	10/31/2010	Services Rendered	year end 10/31/2009
	to the Registrant	Pursuant to Waiver	to the Registrant for	Pursuant to Waiver
	for fiscal year end	of Pre-Approval	fiscal year end	of Pre-Approval
	10/31/2010	Requirement(1)	10/31/2009	Requirement(1)

Audit Fees	$35,000	N/A	$37,945	N/A
Audit-Related Fees(2)	$0	0%	$415	0%
Tax Fees(3)	$4,300	0%	$2,750	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$39,300	0%	$41,110	0%
PWC billed the Registrant aggregate non-audit fees of $4,300 for the fiscal year ended October 31, 2010. D&T billed the Registrant aggregate non-audit fees of $3,165 for the fiscal year ended October 31, 2009.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end October 31, 2009 represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically annual agreed upon procedures for rating agencies.

(3)	Tax fees for the fiscal year end October 31, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end October 31, 2009 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 10/31/2010	Provided for fiscal	year end 10/31/2009	Provided for fiscal
	That Were Required	year end 10/31/2010	That Were Required	year end 10/31/2009
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended October 31, 2010, and $0 for the fiscal year ended October 31, 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2009 and has been with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2001 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of October 31, 2010:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
		Managed (assets in		Managed (assets in		Managed
	Dollar Range	millions)		millions)		(assets in millions)
	of	Number		Number		Number
Portfolio	Investments	of		of		of
Manager	in Each Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Municipal Opportunity Trust
Thomas Byron	$1 - $10,000	28	$10,246.4	None	None	None	None
Robert Stryker	None	33	$10,969.5	None	None	None	None
Robert Wimmel	None	29	$10,865.2	None	None	None	None

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
     Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
     Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of December 14, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Municipal Opportunity Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: January 7, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: January 7, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 7, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.